Exhibit 99.1

NEUROSURGERY OPHTHALMOLOGY QUALITY. PERFORMANCE. INNOVATION. Investor Presentation March 2013 *

Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation may include statements concerning management’s expectations of future financial results, potential business, potential acquisitions, government agency approvals, additional indications and therapeutic applications for medical devices, as well as their outcomes, clinical efficacy and potential markets and similar statements, all of which are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under “Risk Factors” included in Synergetics USA, Inc.’s Annual Report on Form 10-K for the year ended July 31, 2012, and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation. Safe Harbor Statement *

Overview Corporate Information Market Information* NASDAQ: SURG Market Cap: $88 mm 52 Week Range: $3.13 – $6.85 Shares Outstanding: 25mm Institutional Ownership: 47% Russell Microcap Index * Synergetics USA, Inc. is a medical device company focused in the fast-growing ophthalmology and neurosurgery markets Formed through a reverse merger of Synergetics, Inc. and Valley Forge Scientific in 2005 Synergetics, Inc. was founded in 1991 and Valley Forge was founded in 1980 Corporate Headquarters: O’Fallon, MO Manufacturing Facilities: O’Fallon, MO and King of Prussia, PA *Source: Yahoo Finance, as of 3/21/13.

Track Record of Growth *

FY 2012 Revenue Mix Ophthalmic sales represent Synergetics’ largest and highest margin business In the U.S., Synergetics sells ophthalmic surgical products directly to end-users at hospitals, ambulatory surgery centers and surgeon offices throughout the country Internationally, Synergetics sells and distributes ophthalmic surgical products in approximately 60 countries, including five emerging markets Marketing partner and key OEM relationships with J&J’s Codman division and Stryker for neurosurgery products *

Overall Strategy Drive accelerating growth in Ophthalmology with the launch of new products, foremost of which is VersaVIT™ Deliver improving profitability through enterprise-wide lean initiatives Manage OEM neurosurgery business for stable growth and strong cash flows Demonstrate consistent, solid financial performance *

Recent Developments – 1H FY 2013 Continued progress in the early stages of commercialization of our innovative, portable vitrectomy machine, VersaVIT™ OEM partnerships remain strong, despite the slower year-over-year sales growth in 1H’13 Targeted strategic investments planned for 2H’13 to capitalize on the early positive market response for our VersaVIT™ system and associated packs, our first entry into the lucrative vitrectomy market (estimated at $425 million world-wide) Internal focus on improving operational excellence and enterprise-wide lean initiatives *

Ophthalmic Surgical Market *

Ophthalmic Surgical Market * *Source: Synergetics USA annual report on Form 10-K for period ended July 31, 2012. We estimate that the vitreoretinal market grew approximately 7 percent to $997 million in 2012, as compared to 2011.

2011 Global Retinal Surgery Device Market * *Source: Synergetics USA annual report on Form 10-K for period ended July 31, 2012. We estimate that the vitreoretinal market grew approximately 7 percent to $997 million in 2012, as compared to 2011. Market Size = $935M Annual Rate of Growth* ~7%

2012 Global Retinal Surgery Device Market * Market Size = $1.13 Billion

ASC vs. Hospital Ambulatory Surgery Center (ASC) Physicians control care for patients Typically surgeons own or have ownership or may be corporate owned More efficient – less time wasted Specialized (ophtho, ortho, etc.) Highly focused on profitability Lower costs to patients and government (current vitrectomy reimbursement rate of $1,655) Hospital Out-Patient Department (HOPD) Challenging patient flow (pre, intra, post) Staff not specialized and are trained to handle multiple specialties Patient frustrations – parking, long walks to OR, confusing, etc. Equipped to handle more difficult procedures Higher cost to patient and government (current vitrectomy reimbursement rate of $2,820) *

Ophthalmic Products * Core VersaPACK™ UVE (Ultimate Vit Enhancer) VersaVIT™ Directional Laser Probes DDMS- Diamond Duster Membrane Scraper Endoilluminator Awh Chandelier Photon II New

VersaVIT™: A Game Changer VersaVIT™ is our first product for the lucrative vitrectomy machine market valued at $150 million (machines only) A new concept in retinal surgery Highly portable, Moderately priced, and Easy to use Comparable clinical performance Compact, lightweight and portable Small footprint < 25 pounds Capable of running on battery power and gas cartridges Ideally suited for ambulatory surgery centers, as a traveling unit for satellite offices and potentially for in-office procedures Demonstrably lower total cost of ownership and operation * Performed over 1,200 retinal procedures with VersaVIT™ to date

VersaVIT™ vs. the Competition * VersaVIT™ vs. ACCURUS® (25lbs vs. 90lbs) CONSTELLATION® Vision System CONSTELLATION® Vision System and ACCURUS® are registered trademarks of Alcon® Laboratories, a division of Novartis

VersaVIT™: Strategic Growth Plan Targeting three primary segments: “sweet-spot” = high volume ASC facilities that perform the majority of vitrectomy procedures corporate entities that own/operate for-profit ASCs select teaching institutions US Market: 23 direct sales reps OUS markets utilize a hybrid distribution of direct sales reps and dealers Early evaluations skewed to highest volume ASCs in the U.S. Top-tier retinal centers represent sizable market share opportunity over the long-term, but evaluations are more involved Evaluation periods in these top-tier accounts approx. 15 weeks on average Expect modest sequential improvements in VersaVIT™ revenues through FY2013 with more pronounced growth occurring in FY2104 *

VersaPACK™ is our first product for the $275 million vitrectomy pack market Compelling value proposition to retinal surgeons Competitively priced vs. other packs Compatible with existing competitive vitrectomy machines  Enables continued use of 1st generation machines, thus avoiding large capital expenditure Estimated 320,000 vitrectomies performed yearly (U.S.)

Ophthalmology Product Video *

Neurosurgery Market *

Neurosurgery Overview Best-in-class neurosurgical technologies Ultrasonic aspirators Disposable tips and tubing Electrosurgical generators Disposable bipolar forceps Strong OEM partnerships J&J’s Codman division distributes our electrosurgical generators and bipolar forceps Stryker distributes our ultrasonic aspirator disposables Multi-year OEM contracts with Codman and Stryker provide stable annual growth, attractive operating margins and high barriers to entry *

OEM (Neurosurgery) Products * Codman Stryker Lesion Generator SONOPET OMNI Ultrasonic Aspirator Disposable Tips Codman Synergy Disposable Bipolar Forceps CMC V

Neurosurgery Product Video *

Financials *

Financial Comparison - Quarterly * Revenues from OEM represent sales and royalties to Stryker, Codman and Iridex. Revenues from our marketing partners have been combined with the revenues from our OEM customers as of Fiscal 2012. Revenues from Other represent direct neurosurgery revenues and other miscellaneous revenues. Adjusted gross profit for fiscal year 2013 excludes impact of excess inventory write-off ($2 million, or 14.3 percentage points), underabsorption of labor and overhead (3.3 percentage points), decreased benefit from foreign currency exchange (1.4 percentage points), and decreased benefit from deferred revenues (0.9 percentage points). See Non-GAAP reconciliation table at the end of this presentation for additional detail. N/M Not Meaningful.

Financial Comparison - Annual * Revenues from OEM represent sales and royalties to Stryker, Codman and Iridex. Revenues from our marketing partners have been combined with the revenues from our OEM customers as of Fiscal 2012. Revenues from Other represent direct neurosurgery revenues and other miscellaneous revenues. Adjusted Gross Margin, Adjusted Operating Margin and Adjusted Net Income for FY 2012 excludes impact of inventory write-down ($367,000 pre-tax, $268,000 after-tax). Non-operating adjustments include inventory writedown in 3Q’12 and loss from product line sale in 2Q11 ($99,000 pre-tax and $69,000 after-tax) . See Non-GAAP reconciliation table at the end of this presentation for additional detail. Adjusted Net Income from Operations for FY 2011 and 2012 are net of one-time events. N/M Not Meaningful.

Investment Rationale Key medical device manufacturer supplying ophthalmic and neurosurgery markets with leading technologies Retinal surgery a compelling segment of ophthalmology New product introductions – foremost of which is the VersaVIT™ vitrectomy machine - drives total Company revenue growth over long term Business model fueled by the combination of high margin disposables and innovative capital equipment Long-term profit margin opportunities driven by improving operational efficiency and lean initiatives *

Management Team David M. Hable – President, CEO Over 30 years of progressive responsibility in sales, marketing, new business development and general management in the medical device industry. 20+ years with J&J/Codman. Pamela Boone – Executive Vice President, CFO Previously served as CFO, VP and Corporate Controller for Maverick Tube Corporation. Over 25 years of financial expertise. Jerry Malis, M.D. – Executive Vice President, CSO Served as President, CEO and Chairman of Valley Forge. Over 40 years of industry experience. Published over 50 articles in the biological science, electronics and engineering fields. Issued ten U.S. patents. Michael Fanning – Vice President, Domestic Sales Over 20 years in sales and management roles, working in service, medical device and manufacturing sectors. Jason Stroisch – Vice President, International Sales & Marketing Over 15 years in the medical device industry covering engineering, international sales and marketing management roles. Joan Kraus – Vice President, Regulatory Affairs / Quality Assurance Previously served as Senior Director Global Compliance for Teleflex Medical. Over 25 years in quality systems and process improvement roles working in medical devices, manufacturing, and distribution sectors. *

Non-GAAP Reconciliations(1) * See slide 29 for full description of Synergetics USA, Inc. Use of Non-GAAP Financial Information Non-operating adjustments include inventory writedown in 3Q’12 and loss from product line sale in 2Q11 ($99,000 pre-tax and $69,000 after-tax). Adjusted Net Income from Continuing Operations for FY 2011 and 2012 are net of one-time events. Adjusted gross profit for fiscal year 2013 excludes impact of excess inventory write-off ($2 million, or 14.3 percentage points), underabsorption of labor and overhead (3.3 percentage points), decreased benefit from foreign currency exchange (1.4 percentage points), and decreased benefit from deferred revenues (0.9 percentage points). Represents diluted weighted average common shares outstanding

(1)Use of Non-GAAP Financial Information In addition to results reported in accordance with GAAP, the Company provides adjusted gross margin, adjusted operating income and margin and adjusted earnings per diluted share. These non-GAAP amounts consist of GAAP amounts excluding inventory write-down and disposition charges to the extent occurring during the period. Adjusted gross margin is calculated as gross profit plus excess inventory write-off, underabsorption of labor and overhead, foreign currency exchange and decreased benefit from deferred revenues. Adjusted operating income and margin is calculated as operating income plus excess inventory write-off, underabsorption of labor and overhead, foreign currency exchange and decreased benefit from deferred revenues divided by sales. Adjusted earnings per diluted share were calculated by dividing adjusted net income for diluted earnings per share by diluted weighted average shares outstanding.   The Company measures its performance primarily through its operating profit. In addition to its consolidated financial statements presented in accordance with GAAP, management uses certain non-GAAP measures, including adjusted gross margin, adjusted operating income and margin, and adjusted earnings per diluted share, to measure our operating performance. The Company provides a definition of the components of these measurements and a reconciliation to the most directly comparable GAAP financial measure.   These non-GAAP measures are presented to enhance an understanding of the Company’s operating results and are not intended to represent cash flow or results of operations. The use of these non-GAAP measures provides an indication of the Company’s ability to service debt and measure operating performance. Management believes these non-GAAP measures are useful in evaluating the Company’s operating performance compared to other companies in its industry and beneficial to investors, potential investors and other key stakeholders, including creditors, who use these measures in their evaluation of the Company’s performance. *

NEUROSURGERY OPHTHALMOLOGY QUALITY. PERFORMANCE. INNOVATION. NEUROSURGERY OPHTHALMOLOGY 3845 Corporate Centre Drive O’Fallon, MO 63368 (636) 939-5100 www.synergeticsusa.com